UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2019

Best Hometown Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	0-55652	81-1959486
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 East Clay Street, Collinsville, Illinois 62234
(Address of principal executive offices) (Zip Code)

(618) 345-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 24, 2019, Best Hometown Bancorp, Inc. (the “Company”) announced that the Company’s Board of Directors authorized a stock repurchase program. Under the program, the Company may purchase up to $500,000 of its outstanding common stock over the next 12 months.  The purchases may be made in open-market transactions or privately negotiated transactions and may be made from time to time depending on market conditions, share price, trading volume, cash needs and other business factors.

On February 1, 2019, the Company issued a press release announcing the share repurchase program.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated February 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2019	BEST HOMETOWN BANCORP, INC.

	By:	/s/ Ronnie R. Shambaugh
	Name:	Ronnie R. Shambaugh
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 1, 2019